MRC Global

4Q 2021 Earnings Presentation

February 15, 2022



Rob Saltiel
President & CEO

Kelly Youngblood
Executive Vice President & CFO

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will," "expect," "look forward," "guidance," "targeted", "goals", and similar expressions are intended to identify forward-looking statements. Statements about the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, adjusted EBITDA, adjusted net income, adjusted diluted EPS, adjusted SG&A, gross profit, gross profit percentage, adjusted gross profit, adjusted gross profit percentage, net debt, tax rate, capital expenditures and cash from operations, free cash flow, free cash flow after dividends, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated February 15, 2022.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at www.sec.gov and on the company's website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Non-GAAP Disclaimer

In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives. The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures:

- **net income (adjusted EBITDA)**
- **net income margin (adjusted EBITDA margin)**
- **gross profit (adjusted gross profit)**
- **gross profit percentage (adjusted gross profit percentage)**
- **net income (adjusted net income)**
- **diluted earnings per share (adjusted diluted EPS)**
- **selling, general and administrative expense (adjusted SG&A)**
- **net cash provided by operations (free cash flow and free cash flow after dividends)**
- **long-term debt, net (net debt)**

They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

Fourth Quarter 2021 Results – Key Metrics

Revenue Generation

4Q21 revenue **$686M**

- Sequential change ahead of normal seasonality
- **18%** above 4Q20

E-commerce: **42%** of total revenue in 2021

> 600 bps increase over 2020

Debt Reduction

Long-term debt of **$297M** as of 4Q21

Net debt of **$249M** as of 4Q21

Leverage ratio **1.7x**

Best in public company history

Cost Control

4Q21 SG&A **15.5%** of revenue

4Q21 adjusted SG&A **15.3%** of revenue

Working Capital Efficiency

Net working capital to sales ratio **15.6%** as of 4Q21

Profitability

Net loss attributable to common stockholders $10 million in 4Q21

4Q21 adjusted EBITDA of **$47M** or **6.9%** of revenue

Highest % since 3Q18

2021 incremental adjusted EBITDA **46%**

Best in public company history

Cash Generation & Liquidity

Generated cash from operations:

- **$40M** in 4Q21
- **$56M** YTD

Liquidity: **$532M** as of 4Q21

Gross Margin

Gross profit percentage of 15.6% in 4Q21 and 15.6% in 2021

Adjusted gross profit percentage of:

- **21.6%** in 4Q21 and
- **20.1%** in 2021

Best in public company history

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Fourth Quarter 2021 Results – Sequential Changes

REGION: Revenue Highlights **4Q21** vs. **3Q21**

- **U.S.:** Decreased **1%,** due to seasonality in the gas utilities sector. Upstream production and midstream pipeline were up 10% and 9%, respectively. The downstream, industrial and energy transition (DIET) sector was consistent with the prior quarter.
- **Canada:** Increased **33%** driven by the upstream production and gas utilities sectors as demand for all products improved particularly valves and line pipe. Upstream production increased due to several project orders as well as a general increase in activity levels.
- **International:** Decreased **6%** driven by the upstream production sector partially offset by the DIET sector. Upstream production declined from delayed MRO and project activity driven by pandemic restrictions. DIET increased from MRO, upgrades at various facilities as well as projects related to petrochemicals, refining and energy transition.

INDUSTRY SECTOR: Revenue Highlights **4Q21 vs. 3Q21**

- **Gas Utilities:** Decreased **5%** due to typical end of the year seasonality.
- **Downstream, Industrial & Energy Transition:** Increased **2%** driven by projects in the International segment, as noted above.
- **Upstream Production:** Increased **6%** primarily due to the Canada and U.S. segments. The U.S. upstream production sector increased as commodity prices and customer spending improved driving increased well completions, well workovers translating into higher activity levels. The increase in Canada upstream is noted above.
- **Midstream Pipeline:** Increased **2%** driven by the U.S. segment as activity for gathering, processing and smaller projects improved including increased demand for valves and line pipe.

Quarterly Financial Performance - GAAP

($ millions, except per share data)


SALES
$579
$685
$686
$2,560
$2,666
4Q 20
3Q 21
4Q 21
2020
2021


GROSS PROFIT & % MARGIN[1]
$90
$95
$107
$431
$417
15.5%
13.9%
15.6%
16.8%
15.6%
4Q 20
3Q 21
4Q 21
2020
2021


Net Loss & % MARGIN[1]
$(5)
$(11)
$(4)
$(14)
4Q 20
3Q 21
4Q 21
2020
2021
(0.9)%
(1.6)%
(0.6)%
(10.7)%
(0.05)%
$(274)


DILUTED EPS[1]
$(0.13)
$(0.21)
$(0.12)
$(0.46)
4Q 20
3Q 21
4Q 21
2020
2021
$(3.63)

Quarterly Financial Performance - Adjusted
($ millions, except per share data)

SALES


$579
$685
$686
$2,560
$2,666
4Q 20
3Q 21
4Q 21
2020
2021

ADJUSTED GROSS PROFIT & % MARGIN[1]


$114
$137
$148
$504
$537
19.7%
20.0%
21.6%
19.7%
20.1%
4Q 20
3Q 21
4Q 21
2020
2021

ADJUSTED EBITDA & % MARGIN[1]


$22
$39
$47
$97
$146
3.8%
5.7%
6.9%
3.8%
5.5%
4Q 20
3Q 21
4Q 21
2020
2021

ADJUSTED DILUTED EPS[1]


$(0.05)
$0.09
$0.17
$(0.24)
$0.27
4Q 20
3Q 21
4Q 21
2020
2021

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet & Financial Flexibility *($ millions)*

TOTAL DEBT


$383
$325
$297
4Q 20
3Q 21
4Q 21

Net Leverage[1]:	4Q 20	3Q 21	4Q 21
	2.7x	2.3x	1.7x

CAPITAL STRUCTURE

December 31, 2021	
Cash and Cash Equivalents	**$ 48**
Total Debt (including current portion):	
Term Loan B due 2024 (net of discount & deferred financing costs)	$ 297
Global ABL Facility due 2026	-
Total Debt	$ 297
Preferred stock	355
Common stockholders' equity	323
Total Capitalization	**$ 975**
Liquidity	**$ 532**

CASH FLOW FROM OPERATIONS


$83
$(31)
$40
$261
$56
4Q 20
3Q 21
4Q 21
2020
2021

WORKING CAPITAL TO SALES RATIO[2]


17.5%
17.9%
15.6%
4Q 20
3Q 21
4Q 21

1. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash.
2. Working capital to sales ratio is defined as working capital, net of cash divided by trailing twelve months sales. Calculated with GAAP figures.

Financial Outlook

2022 Outlook	
Revenue	**Profitability & Cash Flow Drivers**
• 2022 annual – $3 Billion or greater	• Adjusted EBITDA – $190M or greater
By sector	• SG&A – modest increase on absolute basis, lower as a percentage of revenue
• Gas Utilities – up double-digit percentage	• Tax rate – 23 to 26% annual
• DIET – up upper-single digit percentage	
• Upstream – up double-digit percentage	
• Midstream – up double-digit percentage	
By segment	**Cash Flow**
• U.S. – up double-digit percentage, across all sectors	• Capital expenditures – $10 to $15M
• Canada – up double-digit percentage	• Cash flow from operations – higher than 2021 CFFO
• International – up mid-single digit percentage	
Sequential	
• 1Q22 – up low to mid-single digit percentage over 4Q21	

Note: See our Current Report on Form 8-K dated February 15, 2022, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2022 Outlook.

Concluding Key Points – Positioned for Growth







- Gas Utilities is a strong growth engine due to compelling secular trends.
- DIET fundamentals are improving with increased customer spending and our downstream center of excellence.
- Energy Transition will become a significant driver of growth in the coming years.
- Improving energy fundamentals give us increasing confidence of a multi-year upcycle bolstering our Upstream and Midstream businesses.
- Our balance sheet is in excellent shape due to efficient working capital management, debt reduction and improving market fundamentals.
- Q4 backlog up 18% since Q3 21 – all sectors up double-digits

APPENDIX

Adjusted Gross Profit Reconciliation

($ millions)	THREE MONTHS ENDED						YEAR ENDED			
	December 31, 2021		September 30, 2021		December 31, 2020		2021		2020	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 686		$ 685		$ 579		$ 2,666		$ 2,560	
Gross profit	$ 107	15.6%	$ 95	13.9%	$ 90	15.5%	$ 417	15.6%	$ 431	16.8%
Depreciation and amortization	5		4		5		19		20	
Amortization of intangibles	6		6		6		24		26	
Increase (decrease) in LIFO reserve	30		32		1		77		(19)	
Inventory charges and other	-		-		12		-		46	
Adjusted Gross Profit	$ 148	21.6%	$ 137	20.0%	$ 114	19.7%	$ 537	20.1%	$ 504	19.7%

Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated February 15, 2022.

Adjusted SG&A Reconciliation

THREE MONTHS ENDED

($ millions)	December 31, 2021		September 30, 2021		December 31, 2020	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$686		$685		$579	
SG&A	$ 106	15.5%	$ 102	14.9%	$ 97	16.8%
Severance and restructuring	(1)		-		(2)	
Facility closures	-		-		1	
Adjusted SG&A	$ 105	15.3%	$ 102	14.9%	$ 96	16.6%

Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of adjusted SG&A, see our Current Report on Form 8-K dated February 15, 2022.

Adjusted EBITDA Reconciliation

($ millions)	THREE MONTHS ENDED						YEAR ENDED			
	December 31, 2021		September 31, 2021		December 31, 2020		2021		2020	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 686		$ 685		$ 579		$ 2,666		$ 2,560	
Net loss	$ (4)	(0.6)%	$ (11)	(1.6)%	$ (5)	(0.9)%	$ (14)	(0.05)%	$ (274)	(10.7%)
Income tax expense (benefit)	1		(2)		(2)		-		(9)	
Interest expense	5		6		6		23		28	
Depreciation and amortization	5		4		5		19		20	
Amortization of intangibles	6		6		6		24		26	
Increase (decrease) in LIFO reserve	30		32		1		77		(19)	
Equity-based compensation expense	2		3		4		12		12	
Foreign currency losses (gains)	-		1		(1)		2		2	
Employee separation	-		-		-		1		-	
Inventory-related charges	-		-		12		-		46	
Facility closures	1		-		(1)		1		17	
Goodwill & intangible asset impairment	-		-		-		-		242	
Severance & restructuring charges	1		-		2		1		14	
Gain on early extinguishment of debt	-		-		-		-		(1)	
Recovery of supplier bad debt	-		-		-		-		(2)	
Gain on sale leaseback	-		-		(5)		-		(5)	
Adjusted EBITDA	$ 47	6.9%	$ 39	5.7%	$ 22	3.8%	$ 146	5.5%	$ 97	3.8%

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated February 15, 2022.

Adjusted Net Income (Loss) Reconciliation

($ millions)	THREE MONTHS ENDED						YEAR ENDED			
	December 31, 2021		September 30, 2021		December 31, 2020		2021		2020	
	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share*
Net loss attributable to common stockholders	$ (10)	$ (0.12)	$ (17)	$ (0.21)	$ (11)	$ (0.13)	$ (38)	$ (0.46)	$ (298)	$ (3.63)
Goodwill and intangible asset impairment, net of tax	-	-	-	-	-	-	-	-	234	2.85
Inventory-related charges, net of tax	-	-	-	-	9	0.11	-	-	38	0.46
Facility closures, net of tax	1	0.01	-	-	(1)	(0.01)	1	0.01	15	0.18
Severance and restructuring, net of tax	1	0.01	-	-	2	0.02	1	0.01	12	0.15
Increase (decrease) in LIFO reserve, net of tax	22	0.27	25	0.30	1	0.01	58	0.71	(15)	(0.18)
Recovery of supplier bad debt, net of tax	-	-	-	-	-	-	-	-	(2)	(0.02)
Gain on sale leaseback	-	-	-	-	(4)	(0.05)	-	-	(4)	(0.05)
Adjusted net income (loss) attributable to common stockholders	$ 14	$ 0.17	$ 8	$ 0.09	$ (4)	$ (0.05)	$ 22	$ 0.27	$ (20)	$ (0.24)

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated February 15, 2022.
* Does not foot due to rounding

Net Debt & Leverage Ratio Calculation

($ millions)	December 31, 2021	September 30, 2021	December 31, 2020
Long-term debt, net	**$ 295**	**$ 323**	**$ 379**
Plus: current portion of long-term debt	2	2	4
Long-term debt	**297**	**325**	**383**
Less: cash	48	47	119
Net debt	**$ 249**	**$ 278**	**$ 264**

Net debt	$ 249	$ 278	$ 264
Trailing twelve months adjusted EBITDA	146	121	97
Leverage ratio	**1.7**	**2.3**	**2.7**

Note: Net debt and leverage ratio may be non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated February 15, 2022.